Exhibit 10.4

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

AMENDMENT 5 TO

CONTRACT

BETWEEN

TERRESTAR NETWORKS INC. AND HUGHES NETWORK SYSTEMS, LLC

FOR DESIGN, DEVELOPMENT AND SUPPLY OF

SATELLITE BASE STATION SUBSYSTEM (S-BSS)

This Amendment 5 to Contract (the “Amendment”) is made as of April 14, 2010 (the “Amendment Effective Date” or “EDA”) by and between Hughes Network Systems, LLC (the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland, 20876, and TerreStar Networks Inc., a corporation organized under the laws of Delaware with its principal place of business at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (“TerreStar”). As used herein, Contractor and TerreStar may each be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, TerreStar has contracted with Contractor for the design, development and supply of an S-BSS and related Deliverable Items under the contract between the Parties titled “Contract Between TerreStar Networks Inc. and Contractor for Design, Development and Supply of Satellite Base Station Subsystem (S-BSS),” dated February 6, 2007, as amended by that certain Addendum and Amendment to Contract between the Parties dated April 13, 2007, and as further amended by that second Amendment to Contract between the Parties dated August 1, 2008, the third Amendment to Contract between the Parties dated March 9, 2009, and that fourth Amendment to Contract between the Parties dated July 15, 2009 (collectively the “Contract”); and

WHEREAS, Contractor agrees to provide additional work under the Contract, including free of charge engineering development services; and

WHEREAS, the Parties desire to amend the Contract as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties hereby agree to the following:

I. The Contract is hereby amended as follows:

1. Additional Work.

(a)

Contractor agrees to perform the engineering development work required to implement the ATT-QOS Workaround (Phase-1 and Phase-2), and to perform the engineering development work to design an Optical RF Converter (“ORC”), with an option to purchase ORC

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

‘equipment at a reduced unit price, all in accordance with Exhibit A3 and Exhibit B3 respectively which are attached to this Amendment. For greater certainty, the engineering development work associated with the ATT-QOS Workaround and ORC will be provided to TerreStar by Contractor free of charge.

(b)	As set forth in the attached Exhibit A4 (as further defined below), Contractor agrees to perform the engineering development work required to implement the S-BSS Test Gateway feature for the GMR1-3G SBSS and Chipset (“Test Gateway Feature”) allowing Production UTs and Test UTs to be controlled so they can selectively ignore or connect to an S-BSS Test-Gateway or Production Gateway, in accordance with the GMR1-3G Specification.

2. Deleted Exhibits. On the Amendment Effective Date the following Exhibits to the Contract shall be deleted in their entirety and replaced with the revised versions of such Exhibits which are described in Article I-2 below and which are attached to this Amendment:

(a)	Exhibit C, Revision 5.2 – S-BSS Price and Payment Milestone Schedule

(b)	Exhibit D – Options, dated February 6, 2007

3. Added Exhibits. On the Amendment Effective Date the following Exhibits to the Contract shall be added:

(a)	Exhibit A3, Revision 1.2 — Statement of Work for ATT-QOS Workaround and Optical RF Converter dated April 15, 2010.

(b)	Exhibit A4, Revision A.02 — 3G Satellite Base Station Sub-System (3G S-BSS) Test S-BSS Overview dated March 18, 2010.

(c)	Exhibit B3, Revision 1.0 — Functional Requirements including Appendix A: Functional Requirements for ATT-QOS Workaround Version 1.2 and Appendix B: Functional Requirements for Optical RF Converter Version 1.0

(d)	Exhibit C, Revision 5.4 — S-BSS Price and Payment Milestone Schedule, dated April 16, 2010

(e)	Exhibit D — Revision 2.0 Options, Dated March 5, 2010

All other Exhibits to the Contract shall remain in full force and effect, except to the extent the same are expressly amended herein.

4. Test Gateway Feature Period of Performance: The schedule for the delivery of the Test Gateway Feature is approximately 6 weeks after the Amendment Effective Date. Contractor will develop and deliver the Test Gateway Feature software for the S-BSS and the Phase-1 Chipset and integrate the Test Gateway software at NLV.

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

5. Test Gateway Feature Price and Payment. Contractor will perform the work to develop and deliver the Test Gateway Feature under this Amendment for a fixed price of $[***] ([***]). Contractor will invoice TerreStar as follows:

•	Upon the Amendment Effective Date: $[***]

•	Upon delivery of the Test Gateway Feature Deliverables: $[***]

TerreStar shall pay each undisputed invoiced amount within thirty (30) days after TerreStar receives the invoice.

6. Optical RF Converter Option – No Warranty. Notwithstanding anything to the contrary in the Contract, including Article 9 entitled Warranty and Support, the Parties agree that the equipment provided under the ORC Option, if exercised by TerreStar, shall be provided by Contractor “as-is” and without any warranties of any kind, express or implied, including any warranty of merchantability or fitness for a particular purpose. Contractor agrees to provide support to TerreStar for the ORC equipment on a time and material basis upon request from TerreStar.

II. Capitalized terms shall have the meaning ascribed to them in the Contract, and the related Exhibits and Glossary attached to the Contract, as may be amended by this Amendment.

III. This Amendment and the Contract together constitute the entire agreement and understanding between the Parties in connection with the transactions hereby contemplated. This Amendment supersedes all previous agreements, arrangements and understandings between the Parties with regard to such transactions. Except as specifically amended in this Amendment, the Contract remains in full force and effect, and is ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ACCEPTED:

TERRESTAR NETWORKS INC.	HUGHES NETWORK SYSTEMS, LLC

By:	By:

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Typed Name: Vincent Loiacono	Typed Name: Matthew Mohebbi

Title: Chief Financial Officer	Title: Vice President

Date: April 16, 2010	Date: April 21, 2010

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Appendix B to Exhibit B3

TerreStar Satellite Base Station Subsystem

(S-BSS)

Optical RF Converter Functional Requirements

Hughes Doc. # H35516, Version 1.0.                                 March 3, 2010

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place

12010 Sunset Hills Road, 6th Floor

Reston, Virginia 20190

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Appendix B to Exhibit B	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Revision History

Date	Version	Description	Author
3/2/10	1.0	Initial Release	[***]

These commodities, technology or software were exported from the United States in accordance with the Export Administration Regulations. Diversion contrary to U.S. law is prohibited.

Use or disclosure subject to the provisions of Contract signed on 31 March, 2009.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

SECTION		PAGE
1.0	INTRODUCTION	1-1
1.1	Purpose	1-1
1.2	Overview	1-1
1.3	RELEVANT DOCUMENTS	1-1
2.0	INTERFACES	1
2.1	Fiber interface to SBSS	2
2.2	Analog interface	2
2.3	10 MHz interface	2
2.4	IF to Fiber Mapping	2
2.5	Control Software	2
2.6	Photograph of the ORC	3

ii

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

LIST OF FIGURES

iii

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

LIST OF TABLES

TABLE		PAGE

Table 2-1.	Interfaces	1
Table 2-2.	Port Definition/Capabilities	2

iv

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Hughes Optical to RF Converter for TerreStar

(3/10)

1.	INTRODUCTION

1.1.	Purpose

This document provides an overview of the external interfaces and main function of the Hughes Optical RF Converter (ORC) for TerreStar.

1.2.	Overview

The TerreStar ORC [***]

[***]

Figure 1-1. [***]

1.3.	RELEVANT DOCUMENTS

The relevant document is as follows:

[***]

1-1

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

2.        INTERFACES

Figure 2-1 shows the [***]

[***]

Figure 2-1. [***]

Table 2-1 is a list of [***].

Table 2-1. Interfaces

Interface	Purpose	Qty	Connector Type
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

2.1.	Fiber interface to SBSS

The Fiber interface [***].

Table 2-2. Port Definition/Capabilities

Port Number	Capability	LC Connector
[***]	[***]	[***]
[***]	[***]	[***]

Figure 2-2 shows [***].

[***]

Figure 2-2. [***]

The Fiber interface is [***]

2.2.	Analog interface

The Analog IF interface [***]

2.3.	10 MHz interface

The 10 MHz Interface [***].

2.4.	IF to Fiber Mapping

Each fiber carries [***]

2.5.	Control Software

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Control scripts are used [***]

2.6.	Photograph of the [***]

The below picture is [***].

Figure 2-3. [***]

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Exhibit C

TerreStar Satellite Base Station Subsystem

(S-BSS)

Price and Payment Milestone Schedule

Hughes Doc. # H35516, Version 5.4.	April 16, 2010

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190
Vincent Loiacono, Chief Financial Officer

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Revision History

Date	Version	Description	Author
2/6/07	4.0	Initial Release and Contract Execution Copy	[***]
1/31/08	4.1	Incorporate CCN #6	[***]
5/22/08	4.2	Incorporate CN #	[***]
6/17/08	4.3	Amend 2 Final Version	[***]
2/20/09	5.0	Amend 3	[***]
6/18/09	5.1	Amendment 4 (Including Satellite Launch July 8, 2010)	[***]
7/8/09	5.2	Changed Milestone 13 to AP	[***]
3/2/10	5.3	Added ORC and T&M Options	[***]
4/16/10	5.4	Revised MS payment table to reflect Test Gateway Feature	[***]

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

LIST OF TABLES

Exhibit C	Version 5.4
04/16/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1.1	Purpose and Scope

This Exhibit covers the Price Schedule and Payment Plan for the work that will be performed by Hughes Network Systems, LLC (the Contractor) for the design, development, fabrication, implementation, integration, delivery, performance verification, and testing of the Satellite Base Station Subsystem (S-BSS).

1.2	DOCUMENT Hierarchy

i Table 2-1. Document Hierarchy

No.	Document	Content
1.	Contract	Terms and Conditions
2.	Exhibit A	Statement of Work
3.	Exhibit B	S-BSS Technical Specification
4.	Exhibit C	Price Schedule
5.	Exhibit D	Options

Exhibit C	Version 5.4
04/16/2010
Page 2-8 of 50

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

2.0 Price schedule

2.1   PRICE SCHEDULE

2.1.1   SBSS Baseline Price

ii Table 2-1. S-BSS Baseline Price

Item	Description	Price
1	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
2	[***]	[***]

3	[***]	[***]

4	[***]	[***]

5	[***]	[***]

6	[***]	[***]

7	[***]	[***]

8	[***]	[***]

9	[***]	[***]

10	[***]	[***]

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

11	[***]	[***]

12	[***]	[***]

13	[***]	[***]
14	[***]	[***]
15	[***]	[***]
	TOTAL PURCHASE PRICE	$ 46,245,767

2.1.2   SBSS Options Prices

iii Table 2-2. S-BSS Options

1	[***]	[***]

2	[***]	[***]

3	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
4	[***]	[***]
	[***]	[***]
5	[***]	[***]
	[***]	[***]
	[***]	[***]

The following options defined as O3M (Option to be priced in 3 Months) in Table 2-6 of the Technical Specifications and schedule shall be priced at EDC + 3 months:

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

iv Table 2-3. [***]

1	[***]	[***]

2	[***]	[***]
[***]
3	[***]	[***]

4	[***]	[***]
[***]
5	[***]	[***]

6	[***]	[***]

[***]

v Table 2-4. [***]

1	[***]	[***]

2	[***]	[***]

3	[***]	[***]

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

3.0 PAYMENT PLAN

3.1   PAYMENT PLAN

Number	Payment Milestone	Value	Approximate Date	Estimated Calendar Date
1	[***]	[***]	[***]	[***]

2	[***]	[***]	[***]	[***]

3	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]

5	[***]	[***]	[***]	[***]

6	[***]	[***]	[***]	[***]

7	[***]	[***]	[***]	[***]

8a	[***]	[***]	[***]	[***]

8b	[***]	[***]	[***]	[***]

9a	[***]	[***]	[***]	[***]

9b	[***]	[***]	[***]	[***]

9c	[***]	[***]	[***]	[***]

10a	[***]	[***]	[***]	[***]

10b	[***]	[***]	[***]	[***]

10c	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]

12a	[***]	[***]	[***]	[***]

12b	[***]	[***]	[***]	[***]

12c	[***]	[***]	[***]	[***]

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

12d	[***]	[***]	[***]	[***]

12e	[***]	[***]	[***]	[***]

12f	[***]	[***]	[***]	[***]

13	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]

	Total	46,245,767

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Exhibit D

TerreStar Satellite Base Station Subsystem

(S-BSS)

Options

Hughes Doc. # H35520	Revision 2.0 March 5, 2010

Hughes Network Systems, LLC
11717 Exploration Lane
Germantown, Maryland 20876

TerreStar Networks, Inc.
One Discovery Place
12010 Sunset Hills Road, 6th Floor
Reston, Virginia 20190
Vincent Loiacono, Chief Financial Officer, April 16, 2010

This document contains data and information proprietary to TerreStar Networks Inc. and Hughes Network Systems, LLC. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract and herein.

Information included in this Exhibit may contain technical data controlled by the Export Administration Regulations (“EAR”) and/or the International Traffic in Arms Regulations (“ITAR”). This document has not been cleared for export or transfer to a Foreign Person or foreign entity.

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

SECTION		PAGE
1.0	INTRODUCTION	17
1.1	purpose and scope	17
1.2	reference documents	17
2.0	OPTIONS	1
2.1	general terms for options	1
2.2	List of Options	1

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

LIST OF TABLES

TABLE		PAGE
Table 1-1.	Document Hierarchy	17

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1. Introduction

1.1.	purpose and scope

This document is Exhibit D and defines the Options that can be procured by the Customer under the Satellite Base Station System Contract.

1.2.	reference documents

Table 1-1. Document Hierarchy

No.	Document	Content

1.	Contract	Terms and Conditions

2.	Exhibit A	Statement of Work

3.	Exhibit B	S-BSS Technical Specification

4.	Exhibit C	Price Schedule

5.	Exhibit D	Options

Exhibit D	#H35520
March 5, 2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

2. Options

2.1.	general terms for options

1.	The Customer may exercise any of the options described in Subsection 2.2 below (the “Options”) at any time before the date specified in the relevant Option. The exercise of the Option shall be effective and irrevocable upon delivery by Customer to Contractor of a written notice referencing such Option and stating that the Customer is exercising that Option. Subject to the foregoing, the Customer may exercise as many of the Options listed in Subsection 2.2 as it may elect.

2.2.	List of Options

1.	Exhibit C, Table 2-2, Item # 1 – [***]

[***]

2.	Exhibit C, Table 2-2, Item # 2 – [***]

[***]

3.	Exhibit C, Table 2-2, Item # 3 – [***]

[***]

4.	Exhibit C, Table 2-2, Item # 4 – [***]

[***]

5.	Exhibit C, Table 2-2, Item # 5 – [***]

[***]

6.	The following options defined as [***]

[***]

7.	The following options defined as [***]

[***]

Exhibit A3	Version 1.2
04/15/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Exhibit A3

TerreStar Satellite Base Station Subsystem

(S-BSS)

Statement of Work for [***]-QoS Workaround and Optical RF Receiver

Hughes Doc. # H35516, Version 1.2.	April 15, 2010

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place

12010 Sunset Hills Road, 6th Floor

Reston, Virginia 20190

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit A3	Version 1.2
04/15/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Revision History

Date	Version	Description	Author
3/3/10	1.0	Initial Release	[***]
3/30/10	1.1	Initial Release	[***]
4/15/10	1.2	Updates for Phase 2	[***]

Exhibit A3	Version 1.2
04/15/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1	INTRODUCTION	4
1.1	Purpose and Objective
1.2	Scope

Exhibit A3	Version 1.2
04/15/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1	Statement of Work

1.1	Purpose and Objective

This statement of work (SOW) defines work for 2 items

1)	[***]-QoS Workaround, [***]

2)	Optical RF Converter

1.2	Scope

The scope of these 2 items is as follows.

[***]-QoS Workaround

Contractor shall develop the enhancements to the software for the satellite base station subsystem (S-BSS) to support [***]

This work shall comply with the specification in Exhibit B3, Appendix A.

This work will take place in 2 phases. [***].

[***]

Optical RF Converter

Contractor shall develop the enhancements to the [***]

1.3	Schedule

[***]

[***]

This Amendment and the information contained therein are confidential and proprietary to TerreStar and Contractor and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Amendment and the Contract.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Exhibit B3

TerreStar Satellite Base Station Subsystem

(S-BSS)

Functional Requirements for

[***]-QoS Workaround and Optical RF Receiver

Version 1.0.                    March 3, 2010

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place

12010 Sunset Hills Road, 6th Floor

Reston, Virginia 20190

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit B3	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Revision History

Date	Version	Description	Author
3/3/10	1.0	Initial Release	[***]

Exhibit B3	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1	INTRODUCTION	4
1.1	Purpose and Objective
1.2	Scope

Exhibit B3	Version 1.0
03/03/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

1	Specifications

1.1	Purpose

This exhibit contains the functional requirements for the below 2 items

1) [***]-QoS Workaround[***]

2) Optical RF Converter

1.2	Specification

Attached to this document are the following Appendices:

Appendix A to Exhibit B3: Functional Requirements for [***]-QoS Workaround

Appendix B to Exhibit B3: Functional Requirements for Optical RF Converter

i

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

H42660

Exhibit A4 - 3G SATELLITE BASE STATION SUB-SYSTEM (3G S-BSS)

Test S-BSS OVERVIEW

Revision A.02

03/18/2010

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

PROPRIETARY NOTICE

All rights reserved. This publication and its contents are proprietary to Hughes Network Systems, LLC. No part of this publication may be reproduced in any form or by any means without the written permission of Hughes Network Systems, LLC, 11717 Exploration Lane, Germantown, Maryland 20876.

HUGHES is a registered trademark of Hughes Network Systems, LLC. All other trademarks are the property of their respective owners.

Copyright 2010 Hughes Network Systems, LLC

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

REVISION HISTORY

Revision	Date of Issue	Author	Scope
A.01	03/04/2010	HNS	Creation
A.02	03/18/2010	HNS	[***]

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

1	PURPOSE	7
1.1	Definitions and Acronyms	7
2	TEST S-BSS	8
2.1	Overview	8
2.2	Specification	8
2.3	Configuration	8
2.4	Operation	8
2.5	Test S-BSS Operational Scenario	9
2.5.1	Preconditions	9
2.5.2	Scenario Description	9

v

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

List of Tables

Table 2-1	[***]	8
Table 2-2	[***]	8
Table 2-3	[***]	10
Table 2-4	[***]	10

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview
H42660 RevA.02

1.	Purpose

This document describes test mode functionality in the S-BSS. The intent of the document is to provide a system level view of a Test S-BSS and the parameters that are used to configure a S-BSS to put it in test mode.

1.1.	Definitions and Acronyms

Acronym	Meaning
S-BSS	Satellite Base Station Subsystem
UT	User Terminal
BCCH	Broadcast Control Channel
EMS	Element Management System

7

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

2.	Test S-BSS

2.1.	Overview

In case there are [***].

2.2.	Specification

The concept of [***].

i Table 2-1 [***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]

2.3.	Configuration

•	[***]

Note that the 2nd option is [***]

•	S-BSS Configuration : For test mode operation [***]

•	Note that this mode is [***]

Note that in the current S-BSS software release [***].

It is to be noted that [***]

2.4.	Operation

In a cell [***]

i    Table 2-2 [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

8

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

Note 1: The current implementation [***]

Note 2: Similarly with the [***]

2.5.	Test S-BSS Operational Scenario

Test S-BSS and Normal S-BSS [***]

[***]

2.5.1   Preconditions

This operational scenario [***]

[***]

2.5.2   Scenario Description

[***]

9

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Test S-BSS Overview

H42660 RevA.02

Refer to the table below [***]

i    Table 2-3 [***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
			[***]	[***]
	[***]	[***]	[***]	[***]
			[***]	[***]
[***]	[***]	[***]	[***]	[***]
			[***]	[***]
	[***]	[***]	[***]	[***]
			[***]	[***]

Refer to the table below [***]

ii    Table 2-4 [***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]TR

10

HUGHES PROPRIETARY

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Appendix A to Exhibit B3

TerreStar Satellite Base Station Subsystem

(S-BSS)

[***]-QOS Workaround Functional Requirements

Hughes Doc. # H35516, Version 1.2.	April 5, 2010

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

TerreStar Networks, Inc.

One Discovery Place

12010 Sunset Hills Road, 6th Floor

Reston, Virginia 20190

This document contains data and information proprietary to Hughes Network Systems, LLC and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Hughes Network Systems, LLC for the TerreStar Satellite Base Station Subsystem. Hughes Network Systems, LLC and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Contract.

Exhibit B3	Version 1.2
04/05/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Revision History

Date	Version	Description	Author
3/2/10	1.0	Initial Release	[***]
3/18/10	1.1	Initial Release	[***]
4/05/10	1.2	Update for EMS statistics	[***]

Exhibit B3	Version 1.2
04/05/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

Contents

REVISION HISTORY		I
1.0	OVERVIEW	4
2.0	Requirements	4

Exhibit B3	Version 1.2
04/05/2010

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

AMENDMENT 5

1.0 OVERVIEW

The SBSS shall support the [***]-QOS workaround in 2 phases.

[***].

2.0 REQUIREMENTS

The technical requirements are specified in the TerreStar document APN Issues Draft 0.3 23 February, 2010 with the modifications contained within section 3.3.2 and listed below:

1.	Addition of a new (second) [***]

2.	Enable (or disable) use of the [***]

3.	Enable the configuration of [***]

4.	The [***]

5.	The [***]

Exhibit B3	Version 1.2
04/05/2010
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